UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 26, 2011

IPC THE HOSPITALIST COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33930	No. 95-4562058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4605 Lankershim Boulevard, Suite 617

North Hollywood, California

(Address of principal executive offices including Zip Code)

(888) 447-2362

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02 -	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Amendment to the Amended and Restated IPC The Hospitalist Company, Inc. Nonqualified Employee Stock Purchase Plan

On May 26, 2011, at the 2011 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of IPC The Hospitalist Company, Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated Nonqualified Employee Stock Purchase Plan (the “ESPP”) that increased the maximum number of shares of the Company’s common stock that may be issued under the ESPP by 150,000 shares, for an aggregate reserve of 306,250 shares. The amendment to the ESPP previously had been approved, subject to stockholder approval, by the Compensation Committee and the Board of Directors.

A summary of the ESPP amendment is set forth in our proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 11, 2011 (the “Proxy Statement”). That summary and the foregoing description of the amendment are qualified in their entirety by reference to the text of the ESPP, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07 -Submission of Matters to a Vote of Security Holders.

On May 26, 2011, the Company held its 2011 Annual Meeting, at 9:00 a.m., pacific time, at the Hilton Los Angeles/Universal City, 555 Universal Hollywood Drive, Universal City, California, pursuant to notice duly given. Only stockholders of record as of the close of business on March 28, 2011 were entitled to vote at the Annual Meeting. As of March 28, 2011, there were 16,350,635 shares of Company common stock outstanding and entitled to vote at the Annual Meeting, of which 15,725,876 shares of Company common stock were represented, in person or by proxy, constituting a quorum.

The final results of the stockholder vote on each proposal brought before the meeting were as follows:

(a) Each of the three nominees to serve as Class I Directors for a three-year term expiring at the 2014 Annual Meeting was elected. The voting results are as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Adam D. Singer, M.D.	14,616,383	374,190	735,303
Thomas P. Cooper, M.D.	14,603,898	386,675	735,303
Chuck Timpe	13,274,534	1,716,039	735,303

(b) The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified. The voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,028,077	1,695,852	1,947	0

(c) The non-binding advisory vote on Executive Compensation was approved. The voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,553,527	258,948	178,098	735,303

(d) The non-binding advisory vote on the frequency of the advisory vote on executive compensation received the following votes:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
13,307,331	72,671	1,434,169	176,402	735,303

In light of this recommendation from the Company’s stockholders, which is consistent with the Board of Directors’ voting recommendation as described in the Proxy Statement, the Company has determined that it will include an advisory shareholder vote on executive compensation in the Company’s proxy materials every year until the next required advisory vote on the frequency of future advisory votes on executive compensation, which will occur no later than the Company’s Annual Meeting of Stockholders in 2017.

(e) The amendment to the Amended and Restated IPC The Hospitalist Company, Inc. Nonqualified Employee Stock Purchase Plan was approved. The voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,434,146	376,579	179,848	735,303

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Amended and Restated IPC The Hospitalist Company, Inc. Nonqualified Employee Stock Purchase Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPC THE HOSPITALIST COMPANY, INC.

Date: June 2, 2011	By:	/s/ Adam D. Singer, M.D.
Adam D. Singer, M.D.
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amended and Restated IPC The Hospitalist Company, Inc. Nonqualified Employee Stock Purchase Plan, as amended

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